Sales of Receivables	12 Months Ended
Dec. 31, 2013
Text Block [Abstract]
Sales of Receivables

NOTE 5 — SALES OF RECEIVABLES

Holdings has factoring agreements arranged by seven customers with eight banks. Under these agreements, Holdings has the ability to sell undivided interests in certain of its receivables to the banks which in turn have the right to sell an undivided interest to a financial institution or other third party. Holdings enters into these relationships at its discretion as part of its overall customer agreements and cash management activities. Pursuant to these agreements, $384.0 million and $307.5 million of receivables were sold during the Successor years ended December 31, 2013 and 2012, respectively.

If receivables had not been factored, $261.1 million and $218.1 million of additional receivables would have been outstanding at December 31, 2013 and 2012, respectively. Holdings retained no rights or interest, and has no obligations with respect to the sold receivables. Holdings does not service the receivables after the sales.

The sales of receivables were accounted for as a sale and were removed from the balance sheet at the time of the sales. The costs of the sales were discounts deducted by the factoring companies and accounted for as a loss on sale. These costs were $5.7 million and $6.2 million during the Successor years ended December 31, 2013 and 2012, respectively. These costs were $4.1 million for the Successor year ended December 31, 2011 and $0.5 million during the Predecessor period January 1, 2011 through January 25, 2011. These costs are recorded in “Miscellaneous, net” in the consolidated statements of comprehensive income (loss).